Other Exhibit




                              POWER OF ATTORNEY


      The undersigned hereby constitute and appoint Mark N. Jacobs, Steven F. Newman, Michael A. Rosenberg, John B. Hammalian, Jeff Prusnofsky, Robert R. Mullery, Janette E. Farragher and Mark Kornfeld and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Premier International Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Joseph S. DiMartino                                     March 16, 2000
______________________
Joseph S. DiMartino

/s/ Gordon J. Davis                                         March 16, 2000
______________________
Gordon J. Davis

/s/ David P. Feldman                                        March 16, 2000
______________________
David P. Feldman

/s/ Lynn Martin                                             March 16, 2000
______________________
Lynn Martin

/s/ Daniel Rose                                             March 16, 2000
______________________
Daniel Rose

/s/ Philip L. Toia                                          March 16, 2000
______________________
Philip L. Toia

/s/ Sander Vanocur                                          March 16, 2000
______________________
Sander Vanocur

/s/ Anne Wexler                                             March 16, 2000
______________________
Anne Wexler

/s/ Rex Wilder                                              March 16, 2000
______________________
Rex Wilder



                              POWER OF ATTORNEY

      The undersigned hereby each constitute and appoint Mark N. Jacobs, Steven
F. Newman, Michael A. Rosenberg, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, Mark Kornfeld, and John B. Hammalian, and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her, and in her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



      /s/ Stephen E. Canter                                 March 22, 2000
      Stephen E. Canter
      President


      /s/ Joseph W. Connolly                                March 22, 2000
      Joseph W. Connolly
      Vice President and Treasurer







                                  EXHIBIT A


1)       Dreyfus A Bonds Plus, Inc.
2)       Dreyfus Appreciation Fund, Inc.
3)       Dreyfus Balanced Fund, Inc.
4)       Dreyfus BASIC GNMA Fund
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC Municipal Fund, Inc.
7)       Dreyfus BASIC U.S. Government Money Market Fund
8)       Dreyfus California Intermediate Municipal Bond Fund
9)       Dreyfus California Tax Exempt Bond Fund, Inc.
10)      Dreyfus California Tax Exempt Money Market Fund
11)      Dreyfus Cash Management
12)      Dreyfus Cash Management Plus, Inc.
13)      Dreyfus Connecticut Intermediate Municipal Bond Fund
14)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)      Dreyfus Florida Intermediate Municipal Bond Fund
16)      Dreyfus Florida Municipal Money Market Fund
17)      Dreyfus Founders Funds, Inc.
18)      The Dreyfus Fund Incorporated
19)      Dreyfus Global Bond Fund, Inc.
20)      Dreyfus Global Growth Fund
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.
26)      Dreyfus Debt and Equity Funds
27)      Dreyfus Index Funds, Inc.
28)      Dreyfus Institutional Money Market Fund
29)      Dreyfus Institutional Preferred Money Market Fund
30)      Dreyfus Institutional Short Term Treasury Fund
31)      Dreyfus Insured Municipal Bond Fund, Inc.
32)      Dreyfus Intermediate Municipal Bond Fund, Inc.
33)      Dreyfus International Funds, Inc.
34)      Dreyfus Investment Grade Bond Funds, Inc.
35)      Dreyfus Investment Portfolios
36)      The Dreyfus/Laurel Funds, Inc.
37)      The Dreyfus/Laurel Funds Trust
38)      The Dreyfus/Laurel Tax-Free Municipal Funds
39)      Dreyfus LifeTime Portfolios, Inc.
40)      Dreyfus Liquid Assets, Inc.
41)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)      Dreyfus Massachusetts Municipal Money Market Fund
43)      Dreyfus Massachusetts Tax Exempt Bond Fund
44)      Dreyfus MidCap Index Fund
45)      Dreyfus Money Market Instruments, Inc.
46)      Dreyfus Municipal Bond Fund, Inc.
47)      Dreyfus Municipal Cash Management Plus
48)      Dreyfus Municipal Money Market Fund, Inc.
49)      Dreyfus New Jersey Intermediate Municipal Bond Fund
50)      Dreyfus New Jersey Municipal Bond Fund, Inc.
51)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)      Dreyfus New Leaders Fund, Inc.
53)      Dreyfus New York Municipal Cash Management
54)      Dreyfus New York Tax Exempt Bond Fund, Inc.
55)      Dreyfus New York Tax Exempt Intermediate Bond Fund
56)      Dreyfus New York Tax Exempt Money Market Fund
57)      Dreyfus U.S. Treasury Intermediate Term Fund
58)      Dreyfus U.S. Treasury Long Term Fund
59)      Dreyfus 100% U.S. Treasury Money Market Fund
60)      Dreyfus U.S. Treasury Short Term Fund
61)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
62)      Dreyfus Pennsylvania Municipal Money Market Fund
63)      Dreyfus Premier California Municipal Bond Fund
64)      Dreyfus Premier Equity Funds, Inc.
65)      Dreyfus Premier International Funds, Inc.
66)      Dreyfus Premier GNMA Fund
67)      Dreyfus Premier Worldwide Growth Fund, Inc.
68)      Dreyfus Premier Municipal Bond Fund
69)      Dreyfus Premier New York Municipal Bond Fund
70)      Dreyfus Premier State Municipal Bond Fund
71)      Dreyfus Premier Value Equity Funds
72)      Dreyfus Short-Intermediate Government Fund
73)      Dreyfus Short-Intermediate Municipal Bond Fund
74)      The Dreyfus Socially Responsible Growth Fund, Inc.
75)      Dreyfus Stock Index Fund
76)      Dreyfus Tax Exempt Cash Management
77)      The Dreyfus Premier Third Century Fund, Inc.
78)      Dreyfus Treasury Cash Management
79)      Dreyfus Treasury Prime Cash Management
80)      Dreyfus Variable Investment Fund
81)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
82)      General California Municipal Bond Fund, Inc.
83)      General California Municipal Money Market Fund
84)      General Government Securities Money Market Funds, Inc.
85)      General Money Market Fund, Inc.
86)      General Municipal Bond Fund, Inc.
87)      General Municipal Money Market Funds, Inc.
88)      General New York Municipal Bond Fund, Inc.
89)      General New York Municipal Money Market Fund